Exhibit 99.1

FORM OF EXCHANGE AGREEMENT

__________________ (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Old Notes (as defined below) hereunder, a “Holder”), enters into this Exchange Agreement (this “Agreement”) with Teligent, Inc., a Delaware corporation, (the “Company”) on April 27, 2018 whereby the Holders will exchange (the “Exchange”) the Company’s 3.75% Convertible Senior Notes due 2019 (CUSIP 449575 AB5) (the “Old Notes”) in exchange for a new issuance of 4.75% Convertible Senior notes due May 1, 2023 (CUSIP 87960W AA2) (the “New Notes”) to be issued pursuant to the Indenture (as defined below).

The undersigned Investor understands that the Exchange is being made without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction, and that the Exchange is only being made to Investors who are both “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act) or “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in reliance upon a private placement exemption from registration under the Securities Act. The New Notes will be issued pursuant to the Indenture (as defined herein).

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

Article I: Terms of the Exchange

Pursuant to the terms hereof, the Undersigned hereby agrees to cause the Holders to exchange and deliver the following aggregate principal amount of Old Notes, and in exchange therefor, the Company shall issue to the Holders an equal aggregate number of New Notes:

The closing for the exchange (the “Closing”) shall occur on a date (the “Closing Date”) no later than three Trading Days after the date of this Agreement. On the Closing Date, (a) the Undersigned shall cause each Holder to deliver to the Company all right, title and interest in and to such Holder’s Old Notes, as set forth on Exhibit A hereto (and no other consideration), free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to such Old Notes free and clear of any Liens, (b) the Company shall deliver or cause to be delivered to each Holder, subject to the terms and conditions of this Agreement, New Notes having an aggregate principal amount set forth and Exhibit A, and the Company hereby agrees to issue such New Notes to the Investor in exchange for such Old Notes and (c) the Company shall deliver or cause to be delivered, to each Holder of Old Notes, any accrued and unpaid interest on such Old Notes through the Closing Date.

For the avoidance of doubt, in the event of any delay in the Closing pursuant to the prior paragraph, the Holders shall not be required to deliver the Old Notes until the Closing occurs. Simultaneously with or after the Closing, the Company may issue the New Notes to one or more other holders of outstanding Old Notes or to other investors. The delivery of the New Notes and the issuance thereof shall be effected via DWAC (or other book-entry procedures) pursuant to the instructions to be provided by the Company (in the case of the Old Notes) and by the Holder (in the case of the New Notes) after the execution of the Agreement. The Company and the Holder shall provide such respective instructions to the Undersigned for settlement of the Exchange. In the event the Closing does not occur, any Old Notes submitted for DWAC withdrawal will be returned to the DTC participant that submitted the withdrawal instruction in accordance with the procedures of DTC.

For purposes hereof:

“Business Day” means any day other than a day on which federal or state banking institutions in the Borough of Manhattan, the City of New York are authorized or obligated by law, executive order or regulation to close.

“Trading Day” means any day during which trading on the Nasdaq Stock Market generally occurs.

Article II: Covenants, Representations and Warranties of the Holders

Each Holder (and, where specified below, the Undersigned) hereby covenants (solely as to itself) as follows, and makes the following representations and warranties (solely as to itself), each of which is and shall be true and correct on the date hereof and at the Closing, to the Company and Leerink Partners LLC (“Leerink”) and all such covenants, representations and warranties shall survive the Closing.

Section 2.1    Power and Authorization. The Holder is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account, (ii) the principal amount of such Account’s Old Notes, and (iii) the number of New Notes to be issued to such Account in respect of its Old Notes.

Section 2.2    Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and the Holder and constitutes a legal, valid and binding obligation of the Undersigned and the Holder, enforceable against the Undersigned and the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the Holder’s organizational documents, (ii) any agreement or instrument to which the Undersigned or the Holder is a party or by which the Undersigned or the Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the Holder.

Section 2.3    Title to the Old Notes. The Holder is the sole beneficial owner of the Old Notes set forth opposite its name on Exhibit A hereto (or, if there are no Accounts, the Undersigned is the sole beneficial owner of all of the Old Notes) and, at the Closing, will be the sole legal and beneficial owners of the Old Notes set forth opposite its name on Exhibit A hereto (or, if there are no Accounts, the Undersigned will be the sole legal and beneficial owner of the Old Notes). The Holder has good, valid and marketable title to its Old Notes, free and clear of any Liens (other than pledges or security interests that the Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker). The Holder has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Old Notes or its rights in its Old Notes (other than to the Company pursuant hereto), or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Old Notes. Upon the Holder’s delivery of its Old Notes to the Company pursuant to the Exchange, such Old Notes shall be free and clear of all Liens created by the Holder.

Section 2.4    Qualified Institutional Buyer. The Holder is either a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act or an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act.

Section 2.5    No Affiliate Status. The Holder is not, and has not been during the consecutive three month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. To its knowledge, the Holder did not acquire any of the Old Notes, directly or indirectly, from an Affiliate of the Company.

Section 2.6    No Illegal Transactions. Each of the Undersigned and the Holder has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party (other than to its legal and other representatives) any information regarding the Exchange or engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Undersigned was first contacted by either the Company or Leerink or any other person regarding the Exchange, this Agreement or an investment in the Common Stock or the Company. Each of the Undersigned and the Holder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the Exchange or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to 9:00 a.m. (prevailing Eastern time) on the date hereof. “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Solely for purposes of this Section 2.6, subject to the Undersigned’s and each Holder’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned’s and the Holder’s respective internal policies, (a) “Undersigned” and “Holder” shall not be deemed to include any employees, subsidiaries, desks, groups or Affiliates of the Undersigned or the applicable Holder that are effectively walled off by appropriate “Fire Wall” information barriers approved by the Undersigned’s or such Holder’s respective legal or compliance department (and thus such walled off parties have not been privy to any information concerning the Exchange), and (b) the foregoing representations and covenants of this Section 2.6 shall not apply to any transaction by or on behalf of an Account that was effected without the advice or participation of, or such Account’s receipt of information regarding the Exchange provided by, the Undersigned or the applicable Holder.

Section 2.7    Adequate Information; No Reliance. The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) the Holder has had a full opportunity to ask questions of and receive answers from the officers of the Company concerning the Company, their business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, (c) the Holder, together with its professional advisers, is a sophisticated and experienced investor and is capable of evaluating, to its satisfaction, the accounting, tax, financial, legal and other risks associated with the Exchange, and that such Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange, and that such Holder is capable of sustaining any loss resulting therefrom without material injury, (d) the Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives including, without limitation, Leerink, except for the representations and warranties made by the Company in this Agreement, (e) any disclosure documents provided in connection with the Exchange are the responsibility of the Company and that Leerink assumes no responsibility therefor and that Leerink has made no independent investigation with respect to the Company, any Exchange or the New Notes or the accuracy, completeness or adequacy of any information supplied by the Company (including the Company’s filings and submissions with the SEC), (f) no statement or written material contrary to this Agreement has been made or given to the Holder by or on behalf of the Company and (h) the Holder is able to fend for itself in the Exchange, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Notes and has the ability to bear the economic risks of its investment and can afford the complete loss of such investment.

The Holder specifically understands and acknowledges that, on the date of this Agreement and on the Closing Date, the Company may have in its possession non-public information that could be material to the market price of the Old Notes and the New Notes. The Holder hereby represents and warrants that, in entering into this Agreement and consummating the transactions contemplated hereby, it does not require the disclosure of such non-public information to it by the Company in order to make an investment in the New Notes, and hereby waives all present or future claims arising out of or relating to the Company’s failure to disclose such non-public information to the Holder.

The Holder also specifically acknowledges that the Company would not enter into this Agreement or any related documents in the absence of such Holder’s representations and acknowledgments set out in this Agreement, and that this Agreement, including such representations and acknowledgments, are a fundamental inducement to the Company, and a substantial portion of the consideration provided by such Holder, in this transaction, and that the Company would not enter into this transaction but for this inducement.

The Holder agrees that it will, upon request, execute and deliver any additional documents reasonably deemed by the Company, the trustee for the Old Notes and the New Notes or the transfer agent to be necessary or desirable to complete the Exchange.

Section 2.8    Tax Consequences of the Exchange. The Holder understands that the tax consequences of the Exchange will depend in part on its own tax circumstances. The Holder acknowledges that it must consult its own tax adviser about the federal, foreign, state and local tax consequences peculiar to its circumstances.

Section 2.9    Tax Reporting. On or prior to the Closing Date, the Undersigned shall deliver to the Company completed IRS Forms W-9 or W-8, as applicable, with regards to each Holder.

Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at each Closing, to the Holders, Leerink, and all such covenants, representations and warranties shall survive each Closing.

Section 3.1    Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement and the Indenture, to perform its obligations hereunder and thereunder, and to consummate the Exchange contemplated hereby. No material consent, approval, order or authorization of, or material registration, declaration or filing with any governmental entity is required on the part of the Company in connection with the execution, delivery and performance by it of this Agreement, the New Notes and/or the Indenture and the consummation by the Company of the Exchange, except as may be required under any state or federal securities laws.

Section 3.2    Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement, the New Notes, the Indenture and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Company’s charter, bylaws or other organizational documents, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.

Section 3.3    New Notes. The New Notes have been duly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Indenture, assuming due authentication of the New Notes, upon delivery to the Investors in accordance with the terms of the Exchange, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon the Company’s delivery of the New Notes to the Holder (or Undersigned) pursuant to the Exchange, such New Notes shall be free and clear of all Liens created by the Company.

Section 3.4    Indenture. The indenture governing the New Notes, to be dated as of the Closing Date, between the Company and Wilmington Trust, National Association (as amended, modified or otherwise supplemented, the “Indenture”) has been duly and validly authorized, and on the Closing Date will be duly executed and delivered by the Company, and assuming due authorization, execution and delivery by Wilmington Trust, National Association, will constitute the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Indenture will reflect terms which are consistent with Exhibit B, and the Company and the Holder will work in good faith to finalize the Indenture and mutually agree on its terms consistent with Exhibit B on or before the Closing Date.

Section 3.5    Exemption from Registration. Assuming the accuracy of the representations and warranties of the Holder and each other Holder executing an Exchange Agreement, (1) the issuance of the New Notes in connection with the Exchange pursuant to this Exchange Agreement is exempt from the registration requirements of the Securities Act; (2) the New Notes issued to the Holder and/or the Undersigned (a) will be, at the Closing, free of any restrictions on resale by such Holder pursuant to Rule 144 promulgated under the Securities Act, (b) will be issued in compliance with all applicable state and federal laws concerning the issuance of the New Notes, and (c) will be issued to the Holders without any transfer restrictions and will be part of an unrestricted CUSIP and issued through the facilities of DTC; and (3) the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended. The New Notes, when issued, will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system, within the meaning of Rule 144A(d)(3)(i) under the Securities Act. For the purposes of Rule 144 promulgated under the Securities Act, the Company acknowledges that, assuming the accuracy of each Holder’s representations and warranties hereunder, the holding period of the Holder New Notes may be tacked onto the holding period of the Old Notes and the Company agrees not to take a position contrary thereto.

Section 3.6     Validity of Underlying Common Stock. The New Notes will at the Closing be convertible into shares of Common Stock, par value $0.01 per share of the Company (the “Conversion Shares”) in accordance with the terms of the Indenture. Upon execution and delivery of the Indenture by the Company, the Conversion Shares shall have been duly authorized and reserved by the Company for issuance upon conversion of the New Notes and, when issued upon conversion of the New Notes in accordance with the terms of the New Notes and the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights. For the purposes of Rule 144 promulgated under the Securities Act, the Company acknowledges that, assuming the accuracy of each Holder’s representations and warranties hereunder, the holding period of the Conversion Shares may be tacked onto the holding period of the Old Notes and the New Notes and the Company agrees not to take a position contrary thereto, and the Conversion Shares will be issued to the Holders through the facilities of DTC without any transfer restrictions and will be part of an unrestricted CUSIP.

Section 3.7     Listing Approval. At the Closing, the Conversion Shares shall be approved for listing on the Nasdaq Stock Market, subject to the notice of issuance. No shareholder approval is required pursuant to the rules of the Nasdaq stock market in connection with the issuance of the New Notes or the Conversion Shares.

Section 3.8    Disclosure. On or before the first business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Exchange (to the extent not previously publicly disclosed).

Section 3.9    Material Non-Public Information. Neither the Company nor any person acting on its behalf has provided the Holder or any of its agents with any information that constitutes or could reasonably be expected to constitute material non-public information with respect to the Company. The Company understands and confirms that the Holder will rely on the foregoing representation in effecting the transactions contemplated by this Agreement

Section 3.10   Investment Company Act.  The Company is not and, after giving effect to the transactions contemplated by this Agreement, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

Article IV: Conditions to Obligations of the Investor and the Company.

The obligations of the Holder to deliver (or cause to be delivered) the Old Notes and of the Company to deliver the New Notes and accrued and unpaid interest are subject to the satisfaction at or prior to the Closing of the following condition precedent: the representations and warranties of the Company contained in Section 3 hereof and of the Undersigned, for itself and on behalf of the Holders, contained in Section 2 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing. The obligation of the Company to deliver the New Notes and accrued and unpaid interest is further subject to the prior receipt by the Company of a valid (a) DWAC withdrawal conforming with the aggregate principal amount of the Old Notes to be exchanged, and (b) the New Notes DWAC deposit, each through the DWAC program in accordance with this Agreement.

Article V: Miscellaneous

Section 5.1    Entire Agreement. This Agreement and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 5.2    Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 5.3    Costs and Expenses. The Undersigned, the Holders and the Company shall each pay their own respective costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement, including, but not limited to, attorneys’ fees.

Section 5.4    Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 5.5    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

[Signature Page Follows.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“Company”:

TELIGENT, INC.

By:     ______________________

Name:     ______________________

Title:     ______________________

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:

(in its capacities described in the first paragraph hereof)

By:     ______________________

Name:     ______________________

Title:     ______________________